Contingent Assets and Liabilities	12 Months Ended
Jun. 30, 2025
Contingent Assets and Liabilities [Abstract]
Contingent Assets and Liabilities
31.	Contingent Assets and Liabilities

The Group’s operations are subject to complex legislative regimes, including various environmental laws and regulations. From time to time, there may be legal, regulatory or other potential claims that arise in the ordinary course of business against entities in the Group. The Group assesses any claims received and deals with them as required. The Group only recognises amounts as liabilities when they are probable, or as contingencies when they are less than probable but not remote, and only where a reliable estimate can be made. The Group is not aware of any material non-compliances or potential claims at the end of the reporting period that have not been recognised or disclosed.